Exhibit 99.1

reAlpha (Nasdaq: AIRE) Acquires Prevu to Expand Multi-State Footprint and Offer Its Integrated Realty and Mortgage Services in Additional States

Acquisition adds 11 new markets to reAlpha’s realty footprint and enhances its technology-driven real estate platform

DUBLIN, OH – Nov. 25, 2025 (GLOBE NEWSWIRE) – reAlpha Tech Corp. (Nasdaq: AIRE) (“reAlpha” or the “Company”), an AI-powered real estate technology company, today announced the acquisition of Prevu Inc. (“Prevu”), a digital homebuying platform with real estate brokerage operations across 12 states and Washington, D.C. The acquisition expands reAlpha’s licensed real estate footprint into 11 new markets and represents a step-change in the Company’s multi-service expansion, unifying realty and mortgage capabilities to support a broader national footprint.

Founded and headquartered in New York, Prevu is a digital-first, rebate-oriented brokerage model with more than 1,000 completed transactions, a 5-star Google rating, and an established homebuyer lead flow. Its proprietary platform is designed to streamline transactions, enhance agent productivity, and deliver a more efficient and transparent consumer experience. Prevu’s technology aligns closely with the Company’s product vision and the Company believes Prevu is well-positioned to integrate with Claire and internal automation workflows, creating meaningful opportunities to further strengthen the unified homebuying platform.

“Prevu brings both additional market coverage, as well as enhanced operational capabilities that we expect to accelerate reAlpha’s long-term platform strategy,” said Mike Logozzo, Chief Executive Officer of reAlpha. “We believe that integrating its brokerage business with our current real estate operations will unlock our ability to operate at scale and deliver greater consistency and transparency across the homebuying journey.”

“Becoming part of the reAlpha team marks an exciting next chapter for Prevu,” said Thomas Kutzman, Chief Executive Officer of Prevu. “Our shared commitment to modernizing real estate through technology and operational excellence makes this a natural fit. We look forward to leveraging reAlpha’s AI-powered platform, mortgage and title services, and engineering resources to further scale our impact and deliver even greater value to homebuyers and the agents that serve them.”

The acquisition marks the start of a structured integration process to bring Prevu’s brokerage operations, technology, and team into reAlpha’s unified homebuying platform. Early integration planning is underway to ensure continuity and focus on alignment as the companies begin combining their realty capabilities.

About Prevu, Inc.

Prevu is a real estate technology company on a mission to empower homebuyers. The company’s digital platform and Smart Buyer™ rebate offers a homebuying experience intended to provide consumers with greater control, transparency and savings when purchasing a home. This online experience is designed to deliver a smarter, more efficient way for homebuyers to transact. Prevu currently operates in major metropolitan markets in California, Colorado, Connecticut, Florida, Maryland, Massachusetts, New Jersey, New York, Pennsylvania, Texas, Virginia, Washington, Washington, D.C. To learn more, visit www.prevu.com.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is an AI-powered real estate technology company that aims to transform the multi-trillion-dollar U.S. real estate services market. reAlpha is developing an end-to-end platform that streamlines real estate transactions through integrated brokerage, mortgage, and title services. With a strategic, acquisition-driven growth model and proprietary AI infrastructure, reAlpha is building a vertically integrated ecosystem designed to deliver a simpler, smarter, and more affordable path to homeownership. For more information, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements.” Any statements other than statements of historical fact contained herein, including statements by reAlpha’s Chief Executive Officer, Mike Logozzo and Chief Executive Officer of Prevu, Thomas Kutzman or statements about the Prevu acquisition, the anticipated benefits of the Prevu acquisition, reAlpha’s ability to integrate Prevu into its business and scale its business following the acquisition of Prevu and reAlpha’s long-term platform strategy, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s ability to integrate the business of Prevu into its existing business and the anticipated demand for Prevu’s services; reAlpha’s ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform’s continued growth through the implementation of its new internal organizational structure; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to integrate the business of previously acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets and nationally; reAlpha’s ability to commercialize its developing AI-based technologies; reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure future financing on favorable terms if needed; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; the potential loss of key employees of reAlpha and of its subsidiaries; the outcome of certain outstanding legal proceedings against reAlpha and any legal proceedings that might be instituted against reAlpha; reAlpha’s ability to obtain, and maintain, the required licenses to operate in the U.S. states in which it, or its subsidiaries, operate in, or intend to operate in; reAlpha’s ability to successfully identify and acquire companies that are complementary to its business model; reAlpha’s ability to maintain and strengthen its brand and reputation; reAlpha’s ability to benefit from the implementation and use of its internal AI-powered assistants; reAlpha’s ability to regain compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) during the additional compliance period; reAlpha’s ability to maintain compliance with applicable Nasdaq listing rules; any accidents or incidents involving cybersecurity breaches and incidents; the availability of rebates, which may be limited or restricted by state law; risks specific to AI-based technologies, including potential inaccuracies, bias, or regulatory restrictions; risks related to data privacy, including evolving laws and consumer expectations; reAlpha’s ability to accurately forecast demand for AI-based real estate-focused products; reAlpha’s ability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Cristol Rippe, Chief Marketing Officer

media@realpha.com

Investor Relations Contact:

Adele Carey, VP of Investor Relations

InvestorRelations@reAlpha.com